UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2010

ALLIS-CHALMERS ENERGY INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5075 Westheimer Suite 890 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 369-0550

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 25, 2010, Allis-Chalmers Energy Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries entered into a Sixth Amendment (the “Sixth Amendment”), to its existing Second Amended and Restated Credit Agreement dated as of April 26, 2007 (the “Credit Agreement”), with Royal Bank of Canada, as administrative agent and collateral agent, and the lenders party thereto.

The Sixth Amendment, among other things, modifies the leverage ratio and interest coverage ratio covenants as follows:

Interest Coverage Ratio
Period

10/01/2009	1/01/2010	7/01/2010	1/01/2011
through 12/31/2009	through 6/30/2010	through 12/31/2010	and thereafter

1.85 to 1.00	1.75 to 1.00	2.00 to 1.00	2.75 to 1.00

Leverage Ratio
Period

10/01/2009	1/01/2010	4/01/2010	7/01/2010	10/01/2010	1/01/2011
through 12/31/2009	through 3/31/2010	through 6/30/2010	through 9/30/2010	through 12/31/2010	and thereafter

5.25 to 1.00	5.85 to 1.00	5.75 to 1.00	5.50 to 1.00	5.00 to 1.00	4.00 to 1.00

In addition, The Sixth Amendment increased from $23 million to $27 million the maximum amount of secured indebtedness that may be owed by our subsidiaries BCH Ltd. and BCH Energy do Brasil de Petroleo, Ltda. and which may be guaranteed by the Company.

The foregoing description is not complete and is qualified in its entirety by reference to the Sixth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On March 2, 2010, the Company announced earnings results for the fourth quarter and fiscal year ended December 31, 2009. A copy of the Company’s press release is attached as Exhibit 99.1.

The exhibit described above is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is being furnished solely to comply with Item 2.02 of Form 8-K and Regulation FD promulgated by the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Sixth Amendment to Second Amended and Restated Credit Agreement, dated as of February 25, 2010, by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Royal Bank of Canada, as administrative agent, and the lenders named thereto.
99.1	Press Release, dated March 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: March 1, 2010	By: /s/ Victor M. Perez
Name: Victor M. Perez
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sixth Amendment to Second Amended and Restated Credit Agreement, dated as of February 25, 2010, by and among the Company, as borrower, certain subsidiaries of the Company, as guarantors, Royal Bank of Canada, as administrative agent, and the lenders named thereto.
99.1	Press Release, dated March 2, 2010.